                                                                   EXHIBIT 10.15



                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 18th day of August, 1999, by and between BSQUARE Corporation, a Washington corporation (the "Company"), and Vulcan Ventures Incorporated, a Washington corporation ("Investor").

         WHEREAS, the Company desires to sell shares of its common stock, no par value ("Common Stock"), to Investor and Investor desires to purchase such shares;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1.   PURCHASE AND SALE OF SHARES

         1.1 Sale and Purchase. Upon the terms and subject to the conditions contained herein, and in reliance on the representations and warranties set forth in Sections 2 and 3 below, at the Closing (as defined below) Investor shall purchase from the Company, and the Company shall issue and sell to Investor, One Million Five Hundred Eighteen Thousand Three Hundred Seventy-Eight (1,518,378) shares of Common Stock (the "Shares") at a purchase price of $12.31728084 per share for an aggregate purchase price of $18,702,288.25 (the "Purchase Price").

         1.2 Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at 3:00 p.m. on the fifth business day following the termination or expiration of any applicable waiting periods under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended (the "HSR Act") (the "Closing Date").

SECTION 2.   REPRESENTATIONS AND WARRANTIES OF COMPANY

         In order to induce the Investor to enter into this Agreement, the Company represents and warrants to Investor:

         2.1 Organization and Corporate Power. The Company is a corporation duly organized and validly existing under the laws of the State of Washington. The Company has all required corporate power and authority to carry on its business as presently conducted and as described in the Registration Statement (as defined below), to enter into and perform this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Company pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, including the issuance and sale of the Shares.

         2.2 Authorization and Non-Contravention. The execution, delivery and performance by the Company of this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Company pursuant to or as contemplated by this Agreement and the issuance and sale of the Shares, have been duly authorized by all necessary corporate action of the Company. This Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Company pursuant to or as contemplated by this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Company pursuant to or as contemplated by this Agreement and the performance by the Company of the transactions contemplated hereby and thereby, including the issuance and delivery of the Shares, do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any material contract or obligation to which the Company is a party or by which it or its assets are bound and which have not been waived, or any provision of the articles of incorporation or bylaws of the Company; (B) to the Company's knowledge, violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to the Company; (C) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or third party other than as may be required (x) to secure an exemption from qualification of the offer and sale of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities and blue sky laws, or (y) under the HSR Act; or (D) accelerate any obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which the Company is a party or by which the Company is bound.

         2.3 Capitalization. As of July 31, 1999, the authorized capital stock of the Company consisted of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, of which 18,266,399 shares of Common Stock and 8,333,333 shares of Series A Preferred Stock were outstanding. The Company has reserved a total of 5,625,000 shares of Common Stock for issuance under its stock option plan. As of July 31, 1999, there were outstanding options to purchase 2,995,749 shares of Common Stock and 224,726 shares had been issued upon exercise of options granted under the plan. The Company has authorized the issuance of 1,500,000 shares of Common Stock under an Employee Stock Purchase Plan that will be implemented upon effectiveness of the Registration Statement referred to in Section 2.4 below. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of the Company (including, without limitation, the Shares) will have been validly issued, fully paid and non-assessable.

         2.4 No Material Misstatements. The written materials provided to Investor by the Company in a disclosure schedule on the date hereof do not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

         2.5 No Other Representations. Other than as set forth in this Section 2, the Company makes no other representations and warranties to Investor, written or oral, including without limitation, any representation with respect to the valuation of the Company.

SECTION 3.   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         In order to induce the Company to enter into this Agreement, Investor represents and warrants to the Company:

         3.1 Suitability of Investment. Investor represents to the Company that it: (i) is a "qualified institutional buyer" as such term is defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto; (iii) is able to bear the economic risk of an investment in the Shares and can afford to sustain a substantial loss on such investment; (iv) has made an independent investigation of the Company and relied upon its own due diligence, valuation analysis and other analyses in determining to purchase the Shares; and (v) is purchasing the Shares for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law.

         3.2. Shares Not Registered. Investor acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless the Shares are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available. Investor understands that there is no public market for the Shares and that it must bear the economic risk of investment in the Company for an indefinite period of time.

         3.3. Authority to Purchase. Investor has the full right, authority and power under its governing charter documents to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of Investor pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, and the execution, delivery and performance by Investor of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action under Investor's governing charter documents. This Agreement and each agreement, document and instrument executed and delivered by Investor pursuant to or as contemplated by this Agreement constitute, or when executed and delivered will constitute, valid and binding obligations of Investor enforceable in accordance with their respective terms. The execution, delivery and performance by Investor of this Agreement and each such other agreement, document and instrument, and the performance of the transactions contemplated hereby and thereby, do not and will not: (i) to Investor's knowledge, violate, conflict with or result in a default (whether after the giving of notice, lapse of time, or both) under any material contract or obligation to which Investor is a party or by which it or its assets are bound; (ii) violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to Investor, or (iii) require from Investor any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party, other than as may be required under the HSR Act.

         3.4. Legend. Investor acknowledges and agrees that the following legend shall be placed on each certificate evidencing the Shares:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO THE COMPANY IN CONNECTION THEREWITH.

SECTION 4.   CONDITIONS OF PURCHASE

         Investor's obligation to purchase and pay for the Shares is subject to the satisfaction at or prior to the Closing Date of the following conditions:

         4.1 Representations and Warranties; Performance of Obligations. The representations and warranties of the Company made in Section 2 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

         4.2 Opinion of Counsel. Investor shall have received from Summit Law Group, PLLC an opinion addressed to it, dated as of the Closing Date, in a form agreed to by the parties.

         4.3 HSR Act. The waiting period (and any extension thereof) under the HSR Act with respect to the transaction shall have been terminated or expired.

         4.4 Registration Rights Agreement. A Registration Rights Agreement in substantially the form attached as Exhibit A hereto shall have been executed and delivered by the parties hereto.

SECTION 5.   COVENANTS OF COMPANY

         5.1 Redemption Right.

             (a) If a registration statement registering shares of the Company's common stock for sale in an initial public offering (an "IPO") and pursuant to which the Company's Series A Preferred Stock is converted to Common Stock, is not declared effective by the Securities and Exchange Commission on or before December 15, 1999, then beginning on December 15, 1999 and ending on December 29,1999 (the "Redemption Period") Investor may demand that up to 100% of the Shares be redeemed by the Company. Such redemption right shall be exercised by giving written notice (the "Notice") to the Company during the Redemption Period, stating in such Notice the number of Shares to be redeemed and delivering the certificates for the Shares to be so redeemed to the Company. Upon its receipt of the Notice and share certificates, the Company shall have until the close of business on January 12, 2000, to redeem all Shares as to which it received Notice for redemption of in accordance with the foregoing to the extent that the Company's shareholders' equity is sufficient for such purpose under Washington law. Any redemption hereunder shall be at a redemption price equal to the per share price paid by Investor (adjusted appropriately for stock splits, stock dividends and the like) (the "Redemption Price").

             (b) This redemption right shall terminate in all cases, immediately upon the effectiveness of a registration statement in an IPO on or before December 15, 1999 and pursuant to which the Company's Series A Preferred Stock is converted to Common Stock.

             (c) If the Company does not, under Washington law, have sufficient shareholders' equity to redeem all the Shares for which redemption is requested, then it shall redeem all remaining Shares as soon as it may legally do so. In the event that the Company fails to timely redeem Shares for which redemption is requested, then the Redemption Price for such Shares shall bear interest at a per annum rate equal to the Prime Rate (as reported by the Wall Street Journal from time to time) plus five (5) percent.

             (d) The Company agrees and covenants that it shall set up a separate account for the funds to be received from Investor in payment of the Purchase Price and agrees and covenants that it will not use any of such funds for any purposes whatsoever prior to the closing of an IPO without the express written permission of Investor.

         5.2 Antitrust Notification. The Company shall within ten business days of the date hereof file with the United States Federal Trade Commission and the United States Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental or additional information which may reasonably be requested in connection therewith pursuant to the HSR Act and will comply in all material respects with the requirements of the HSR Act.

         5.3 Board Representation. At Investor's request, the Company agrees that it shall use its best efforts to cause David Moore, or another representative of Investor reasonably acceptable to Company, to be elected to the Company's board of directors.

SECTION 6.   COVENANTS OF INVESTOR

         6.1 Board Representation. As promptly as practicable after an IPO, Investor shall make available David Moore, or another representative reasonably acceptable to the Company, to serve on the Company's Board of Directors.

         6.2 Lock-up Agreement. Investor covenants and agrees that in connection with an IPO it will execute and deliver to the underwriters selected by the Company a "lock-up" agreement in such form as is requested of other Company shareholders and pursuant to which Investor will agree that for a period not to exceed 180 days it will not directly or indirectly offer, transfer, donate, sell, assign, pledge, hypothecate or otherwise dispose of all or any portion of the Shares.

         6.3 Antitrust Notification. Investor will use its best efforts within ten business days of the date hereof file with the United States Federal Trade Commission and the United States Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental or additional information which may reasonably be requested in connection therewith pursuant to the HSR Act and will comply in all material respects with the requirements of the HSR Act.

         6.4 Strategic Relationships. Investor shall exercise reasonably commercial efforts to facilitate strategic relationships and customer introductions for the Company within the set-top box market segment.

SECTION 7.   GENERAL

         7.1 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Washington, without giving effect to conflict of laws principles thereof.

         7.2 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same instrument.

         7.3 Notices and Demands. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, facsimile, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

         if to the Company:      BSQUARE Corporation
                                 3633 136th Place SE, Suite 100
                                 Bellevue, Washington 98006
                                 Attn:  President
                                 Fax:   (206) 519-5994
         copy to:                Summit Law Group, P.L.L.C.
                                 1505 Westlake Avenue North, Suite 300
                                 Seattle, Washington 98109
                                 Attn:  Michael J. Erickson
                                 Fax:   (206) 281-9882

         if to Investor:         Vulcan Ventures Incorporated
                                 110 110th Avenue N.E., Suite 550
                                 Bellevue, Washington 98004-5862
                                 Attn: William D. Savoy
                                 Fax: 425-453-1985

         copy to:                Cooley Godward LLP
                                 5200 Carillon Point
                                 Kirkland, WA 98033
                                 Attn:  Christopher Wright
                                 Fax:   425-893-7777

         7.4 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                        COMPANY:

                                        BSQUARE CORPORATION



                                        By: /s/ WILLIAM T. BAXTER
                                            ----------------------------------
                                            Name:
                                            Title:


                                        INVESTOR:

                                        VULCAN VENTURES INCORPORATED.



                                        By: /s/ WILLIAM D. SAVOY
                                            ----------------------------------
                                            Name:  William D. Savoy
                                            Title: Vice President

                                                                       EXHIBIT A



                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 18th day of August, 1999, by and between BSQUARE Corporation, a Washington corporation (the "Company"), and Vulcan Ventures Incorporated, a Washington corporation ("Holder").

         WHEREAS, the Company has entered into a Stock Purchase Agreement with Holder dated as of the date hereof for the issuance and sale to Holder of 1,518,378 shares of Company Common Stock (the "Shares"); and

         WHEREAS, in connection with the purchase of the Shares, the Company has agreed to offer Holder certain rights with respect to the registration of such Shares under the Securities Act of 1933, as amended (the "Securities Act").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.  Piggy-Back Registration.

         (a) If at any time or times after the Company has had a registration statement with respect to an initial public offering of shares of its Common Stock declared effective by the Securities and Exchange Commission (the "SEC"), the Company shall seek to register any shares of its Common Stock under the Securities Act, whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by shareholders of the Company (a "secondary offering"), or both, the Company will promptly, but in any event at least 30 days prior to the filing of the applicable registration statement, give written notice thereof to Holder holding Registrable Securities (as such term is hereinafter defined). If, prior to the filing of the applicable registration statement, Holder requests in a writing delivered to the Company the inclusion of some or all of the Registrable Securities owned by it in such registration, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities requested to be so included.

         (b) In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities of Holder in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company. If any limitation of the number of shares ("secondary shares") to be sold by selling shareholders, including Holder, is required, then the number of secondary shares that may be included in the registration statement shall be allocated among all selling shareholders who have been granted registration rights by the Company in proportion, as nearly as practicable, to the respective holdings of all such selling shareholders.

         (c) The provisions of this Section 1 will not apply to a registration effected solely to implement (i) an employee benefit plan or similar registration on Form S-8, or (ii) a merger or similar registration on Form S-4, or (iii) a transaction to which Rule 145 or any other similar rule of the SEC under the Securities Act is applicable.

         2. Registrable Securities. For the purposes of this Agreement, the term "Registrable Securities" shall mean any shares of Common Stock held by Holder, including any shares issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and provided, further, that any Common Stock that is sold in a registered sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, or that may be sold without restriction as to volume or otherwise pursuant to Rule 144 under the Securities Act (as confirmed by an unqualified opinion of counsel to the Company), shall not be deemed Registrable Securities.

         3. Further Obligations of the Company. Whenever the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

             (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions);

             (b) Furnish to Holder such copies of each preliminary and final prospectus and such other documents as Holder may reasonably request to facilitate the public offering of its Registrable Securities;

             (c) Use its best efforts (with due regard to management of the ongoing business of the Company and the allocation of managerial resources) to register or qualify the securities covered by said registration statement under the securities or "blue sky" laws of such jurisdictions as Holder may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business therein;

             (d) Immediately notify Holder, at any time when a prospectus relating to Holder's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such registration statement or such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of Holder, promptly prepare an amendment to such registration statement or supplement to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

             (e) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

             (f) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the SEC and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act; and

             (g) Otherwise cooperate with the underwriter or underwriters, the SEC and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities under this Agreement.

         4.  Indemnification; Contribution.

             (a) Incident to any registration statement filed hereunder, the Company will indemnify and hold harmless Holder, including its partners, directors, officers, employees and agents, and each person who controls any of them (a "Controlling Person") within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934,a s amended (the "Exchange Act"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by Holder or a Controlling Person expressly for use in such registration statement, Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), each other holder of other registration rights who registered securities, including its partners (including partners of partners and shareholders of such partners), directors, officers, employees and agents of any of them, and each person who controls any of them within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall Holder be liable for indemnification under this Section 4(a) for an amount in excess of the proceeds (net of the applicable underwriting discount) received by Holder from its sale of Registrable Securities under such registration statement.

             (b) If the indemnification provided for in Section 4(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 4, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Holder and the underwriters from the offering of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Holder and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Holder and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and Holder and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, Holder and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Holder or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             The Company, Holder, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 4(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall Holder be required to contribute any amount under this Section 4(b) in excess of the proceeds (net of the applicable underwriting discount) received by Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f)
of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

             (c) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 4 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

             (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions of such underwriting agreement shall control.

         5. Rule 144 and Rule 144A Requirements. In the event that the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to Holder, within 15 days of a written request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144 or Rule 144A or such successor rules.

         6. "Market Stand-Off" Agreement. In connection with any underwritten public offering by the Company, Holder, if requested in good faith by the Company and the managing underwriter of the Company's securities and all executive officers and directors of the Company have entered into similar agreements, shall agree not to sell or otherwise transfer or dispose of any securities of the Company held by them (except for any securities sold pursuant to such registration statement) for a period following the effective date of the applicable registration statement that in no event shall exceed 180 days. In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to the Registrable Securities of Holder (and the securities of every other person subject to the foregoing restriction) until the end of such period.

         7.  General.

         (a) This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Washington, without giving effect to conflict of laws principles thereof.

         (b) This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same instrument.

         (c) Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, facsimile, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

         if to the Company:     BSQUARE Corporation
                                3633 136th Place SE, Suite 100
                                Bellevue, Washington 98006
                                Attn:  President
                                Fax:   (206) 519-5994

         copy to:               Summit Law Group P.L.L.C.
                                1505 Westlake Avenue North, Suite 300
                                Seattle, Washington 98109
                                Attn: Michael J. Erickson, Esq.
                                Fax: (206) 281-9882

         if to Holder:          Vulcan Ventures Incorporated
                                110 110th Avenue NE, Suite 550
                                Bellevue, Washington 98004-5862
                                Attn: William D. Savoy
                                Fax: 425-453-1985

         copy to:               Cooley Godward LLP
                                5200 Carillon Point
                                Kirkland, WA 98033
                                Attn:  Christopher Wright
                                Fax:   425-893-7777

         (d) This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                        BSQUARE CORPORATION



                                        By:
                                        Name:
                                        Title:


                                        VULCAN VENTURES INCORPORATED



                                        By:
                                        Name: William D. Savoy
                                        Title: Vice President